EXECUTION VERSION


                       THIRD AMENDMENT TO CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of August 31, 1999, is entered into by and among:

                  (1) QUANTUM CORPORATION,  a Delaware corporation ("Borrower");

                  (2) Each of the financial institutions listed in Schedule I to the Credit Agreement referred to in Recital A below (collectively, the "Banks") that execute this Amendment; and

                  (3) CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent for the Banks (in such capacity, "Administrative Agent").


                                    RECITALS

         A. Each of (i) Borrower,  (ii) the Banks, (iii)  Administrative  Agent,
(iv) ABN AMRO Bank, N.V ("ABN"),  and CIBC Inc., as co-arrangers  for the Banks,
(v) ABN, as syndication agent for the Banks, (vi) Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as documentation agent for the Banks, and (vii) BankBoston, N.A., The Bank of Nova Scotia, Fleet National Bank and The Industrial Bank of Japan, Limited, as co-agents for the Banks, are parties to a Credit Agreement dated as of June 6, 1997, as amended by that certain First Amendment to Credit Agreement dated as of June 26, 1998 and as further amended by that certain Second Amendment to Credit Agreement dated as of December 18, 1998 (as amended, the "Credit Agreement").

         B. Borrower has requested Administrative Agent and the Banks to amend the Credit Agreement in certain respects.

         C. The Banks executing this Amendment and Administrative Agent are willing so to amend the Credit Agreement upon the terms and subject to the conditions set forth below.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and the Banks executing this Amendment and Administrative Agent hereby agree as follows:

         1. Definitions, Interpretation. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

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         2. Amendment to Credit  Agreement.  Subject to the  satisfaction of the conditions set forth in Paragraph 4 below, Subparagraph 5.02(f) of the Credit Agreement is hereby amended by changing clause (iv) thereof to read in its entirety as follows:

                  (iv) Borrower may purchase Equity Securities pursuant to stock repurchase programs, provided that the aggregate payments under such programs do not exceed (A) during fiscal year 1999, twenty-three percent (23%) of Tangible Net Worth as determined as of the fiscal quarter ending March 31, 1998, (B) during fiscal year 2000, twenty percent (20%) of Tangible Net Worth as determined as of the fiscal quarter ending June 27, 1999, and (C) during all other fiscal years until the Maturity Date, ten percent (10%) of Tangible Net Worth as determined as of the fiscal quarter immediately preceding the date of determination;

         3. Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent and the Banks that the following are true and correct on the date of this Amendment and that, after giving effect to the amendment set forth in Paragraph 2 above, the following will be true and correct on the Effective Date (as defined below):

                   (a) The representations and warranties of Borrower and its Subsidiaries set forth in Paragraph 4.01 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true and correct in all material respects as of such date);

                   (b) No Default or Event of Default has occurred and is continuing; and

                   (c) Each of the Credit Documents is in full force and effect.

(Without limiting the scope of the term "Credit Documents," Borrower expressly acknowledges in making the representations and warranties set forth in this Paragraph 3 that, on and after the date hereof, such term includes this Amendment.)

         4. Effective Date. The amendment effected by Paragraph 2 above shall become effective on August 31, 1999 (the "Effective Date"), subject to receipt by Administrative Agent and the Banks on or prior to the Effective Date of the following, each in form and substance satisfactory to Administrative Agent, the Banks executing this Amendment and their respective counsel:

                   (a) This Amendment duly executed by Borrower, the Majority Banks and Administrative Agent;

                   (b) A Certificate of the Secretary or an Assistant Secretary of Borrower, dated the Effective Date, certifying that (i) the Certificate of Incorporation and Bylaws of Borrower, in the form delivered to Administrative Agent on the Closing Date, are in full force and effect and have not been amended, supplemented, revoked or repealed since such date, (ii) that the resolution of Borrower, in the form delivered to Administrative Agent on the Closing Date, is in full force and effect and has not been amended,

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          supplemented,  revoked or  repealed  since  such  date,  and (iii) the incumbency, signatures and authority of the officers of Borrower authorized to execute, deliver and perform the Credit Agreement, this Amendment, the other Credit Documents and all other documents, instruments or agreements relating thereto executed or to be executed by Borrower and indicating each such officer which is an Executive Officer or Authorized Financial Officer; and

                   (d) Such other evidence as Administrative Agent or any Bank executing this Amendment may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Credit Documents.

          5. Effect of this Amendment. On and after the Effective Date, each reference in the Credit Agreement and the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as specifically amended above, (a) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Banks or Administrative Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document.

          6.      Miscellaneous.

                  (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

                  (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

                  (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

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


         IN WITNESS WHEREOF, Borrower, Administrative Agent, Syndication Agent, Documentation Agent and the Banks executing this Amendment have caused this Amendment to be executed as of the day and year first above written.

                                           QUANTUM CORPORATION, as Borrower

                                           By: /s/ Andrew Kryder
                                               ---------------------------------
                                               Name:      Andrew Kryder
                                               ---------------------------------
                                               Title:     Vice President,
                                                          Finance &
                                                          General Counsel
                                               ---------------------------------


                                           CANADIAN IMPERIAL BANK OF COMMERCE,
                                           as Administrative Agent

                                           By: /s/ Paul J. Chakmak
                                               ---------------------------------
                                               Name:      Paul J. Chakmak
                                               ---------------------------------
                                               Title:     Managing Director,
                                                          CIBC World Markets
                                                          Corp., AS AGENT
                                               ---------------------------------


                                           ABN AMRO BANK N.V., as a Bank

                                           By: /s/ Nanci H. Meyer
                                               ---------------------------------
                                               Name:      Nanci H. Meyer
                                               ---------------------------------
                                               Title:     Vice President
                                               ---------------------------------

                                           By: /s/ Robert N. Hartinger
                                               ---------------------------------
                                               Name:      Robert N. Hartinger
                                               ---------------------------------
                                               Title:     Senior Vice President
                                               ---------------------------------


                                           BANKBOSTON, N.A., as a Bank

                                           By: /s/ Lee A. Merkle-Raymond
                                               ---------------------------------
                                               Name:      Lee A. Merkle-Raymond
                                               ---------------------------------
                                               Title:     Director
                                               ---------------------------------


                                           BANK OF AMERICA, N.A., as a Bank

                                           By: /s/ Kevin Mc Mahon
                                               ---------------------------------
                                               Name:      Kevin Mc Mahon
                                               ---------------------------------
                                               Title:     Managing Director
                                               ---------------------------------

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


                                           BANQUE NATIONALE DE PARIS, as a Bank

                                           By: /s/ Michael D. McCorriston
                                               ---------------------------------
                                               Name:      Michael D. McCorriston
                                               ---------------------------------
                                               Title:     Vice President
                                               ---------------------------------

                                           By: /s/ Jennifer Y. Cho
                                               ---------------------------------
                                               Name:      Jennifer Y. Cho
                                               ---------------------------------
                                               Title:     Vice President
                                               ---------------------------------


                                           CIBC INC., as a Bank

                                           By: /s/ Paul J. Chakmak
                                               ---------------------------------
                                               Name:      Paul J. Chakmak
                                               ---------------------------------
                                               Title:     Managing Director,
                                                          CIBC World Markets
                                                          Corp., AS AGENT
                                               ---------------------------------


                                           DEUTSCHE BANK A.G., NEW YORK AND/OR
                                           CAYMAN ISLANDS BRANCHES, as a Bank

                                           By:
                                               ---------------------------------
                                               Name:
                                               ---------------------------------
                                               Title:
                                               ---------------------------------

                                           By:
                                               ---------------------------------
                                               Name:
                                               ---------------------------------
                                               Title:
                                               ---------------------------------


                                           FLEET NATIONAL BANK, as a Bank

                                           By: /s/ Mathew M. Glauninger
                                               ---------------------------------
                                               Name:      Mathew M. Glauninger
                                               ---------------------------------
                                               Title:     Senior Vice President
                                               ---------------------------------


                                           GENERAL ELECTRIC CAPITAL CORPORATION,
                                           as a Bank

                                           By:
                                               ---------------------------------
                                               Name:
                                               ---------------------------------
                                               Title:
                                               ---------------------------------

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

                                           KEYBANK NATIONAL ASSOCIATION,
                                           as a Bank

                                           By: /s/ Kevin P. McBride
                                               ---------------------------------
                                               Name:      Kevin P. McBride
                                               ---------------------------------
                                               Title:     Senior Vice President
                                               ---------------------------------


                                           MELLON BANK, as a Bank

                                           By: /s/ Lawrence C. Ivey
                                               ---------------------------------
                                               Name:      Lawrence C. Ivey
                                               ---------------------------------
                                               Title:     Vice President
                                               ---------------------------------


                                           PARIBAS, as a Bank

                                           By: /s/ John Kopcha
                                               ---------------------------------
                                               Name:      John Kopcha
                                               ---------------------------------
                                               Title:     Director
                                               ---------------------------------

                                           By: /s/ Jonathan Leone
                                               ---------------------------------
                                                Name:      Jonathan Leone
                                               ---------------------------------
                                                Title:     Vice President
                                               ---------------------------------


                                           ROYAL BANK OF CANADA, as a Bank

                                           By:
                                               ---------------------------------
                                               Name:
                                               ---------------------------------
                                               Title:
                                               ---------------------------------


                                           SANWA BANK LIMITED,
                                           LOS ANGELES BRANCH, as a Bank

                                           By:  /s/ Peter G. Olson
                                               ---------------------------------
                                                Name:      Peter G. Olson
                                               ---------------------------------
                                                Title:     First Vice President
                                               ---------------------------------

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


                                           THE BANK OF NOVA SCOTIA, as a Bank

                                           By:  /s/ Chris Osborn
                                               ---------------------------------
                                                Name:      Chris Osborn
                                               ---------------------------------
                                                Title:     Relationship Manager
                                               ---------------------------------


                                           THE FUJI BANK, LIMITED, as a Bank

                                           By:  /s/ Masahito Fukuda
                                               ---------------------------------
                                                Name:      Masahito Fukuda
                                               ---------------------------------
                                                Title:     SVP & GH
                                               ---------------------------------


                                           THE INDUSTRIAL BANK OF
                                           JAPAN, LIMITED, as a Bank

                                           By:       /s/ Ken Iwata
                                               ---------------------------------
                                                Name:      Ken Iwata
                                               ---------------------------------
                                                Title:     Senior Vice President
                                                           and Manager
                                               ---------------------------------


                                           THE MITSUBISHI TRUST AND
                                           BANKING CORPORATION, LOS ANGELES
                                           AGENCY, as a Bank

                                           By:       /s/ Toshihiro Hayashi
                                               ---------------------------------
                                                Name:      Toshihiro Hayashi
                                               ---------------------------------
                                                Title:     Senior Vice President
                                               ---------------------------------


                                           THE SUMITOMO BANK, LIMITED, as a Bank

                                           By:  /s/ Azar Shakeri
                                               ---------------------------------
                                                Name:      Azar Shakeri
                                               ---------------------------------
                                                Title:     Vice President
                                               ---------------------------------


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


                                           UNION BANK OF CALIFORNIA, N.A.,
                                           as a Bank

                                           By:  /s/ Glenn Leyrer
                                               ---------------------------------
                                                Name:      Glenn Leyrer
                                               ---------------------------------
                                                Title:     Vice President
                                               ---------------------------------

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